Exhibit 10.2

AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT

          AMENDMENT NO. 1, dated as of July 2, 2004 (this “Amendment”), by and among Polo Ralph Lauren Corporation, a Delaware corporation (the “Buyer”), RL Childrenswear Company LLC, a Maryland limited liability company (the “Seller”), and Sylvia Company LLC, a Maryland limited liability company, CUNY Associates LLC, a Maryland limited liability company, LM Services LLC, a Maryland limited liability company, S. Schwab Company, Incorporated, a Maryland corporation, Samuel Schwab, Douglas Schwab, Tadd Schwab and Amy Owens (collectively, the "Seller Affiliate Group”), to the Asset Purchase Agreement, dated as of May 25, 2004 (the “Asset Purchase Agreement”), by and among the Buyer, the Seller and the Seller Affiliate Group (for the purposes specified therein).

          WHEREAS, the parties hereto wish to amend the Asset Purchase Agreement upon the terms and conditions hereinafter set forth; and

          WHEREAS, pursuant to Section 12.3 of the Asset Purchase Agreement, the parties hereto may amend the Asset Purchase Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby forever acknowledged and confessed, the parties hereto agree as follows:

          1. Capitalized terms used herein but not otherwise defined herein will have the meanings set forth in the Asset Purchase Agreement.

          2. Section 2.3(c) of the Asset Purchase Agreement is hereby amended and restated in its entirety as follows:

"(c) all obligations of the Seller to pay for Current Inventory that would have constituted Conveyed Inventory as of the Closing Date were they not goods-in-transit for which the Seller has not made full payment as of the Closing Date and all obligations of the Seller to pay for “seconds” Conveyed Inventory that would have constituted Conveyed Inventory as of the Closing Date were they not goods- in-transit for which the Seller has not made full payment as of the Closing Date in respect of which existing open purchase orders exist but only to the extent the purchase of such “seconds” inventory is consistent with the Seller’s purchase manuals that govern the purchase of such “seconds” inventory attached hereto as Annex A.”

          3. Buyer and Seller agree and acknowledge that for purposes of calculating the gross wholesale price of Licensed Products that are sold by Buyer to its Affiliates following the Closing under the definition of “Shipments,” the gross wholesale price will be calculated using the same sale discount such Affiliate would have received from the Seller had it purchased such Licensed Products from Seller under the License Agreement.

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          4. Except for allowances to Saks Inc. expressly provided for in the Asset Purchase Agreement and this Amendment, the Seller represents and warrants that as of the date hereof, other than open purchase orders, the Seller has no Contractual Obligations relating to markdowns, returns, advertising allowances, chargebacks or other discounts with Saks Department Store Group or any of its Affiliates and the Seller acknowledges that this representation shall be deemed to be included in the Basket Exclusions and not subject to the Basket Amount or the indemnification cap.

          5. Attached as Exhibit A hereto is the purchase price allocation referred to in Section 2.5 of the Asset Purchase Agreement.

          6. Buyer and Seller agree and acknowledge that the Seller shall be entitled to receive Net Foreign Childrenswear Royalties (as defined in the License Agreement) in respect of sales of Licensed Products made by Seller on or prior to May 31, 2004 as provided in the License Agreement and that Seller shall not be entitled to any such royalty payments for sales made after such date.

          7. Buyer agrees and acknowledges that it will pay (and it will cause its Affiliates to pay) all accounts payable due to the Seller on or before the payment due date for such payment in the ordinary and normal course of business consistent with Buyer’s past practice for making such payments to Seller (other than any payments due under this Agreement which payments shall be made in accordance with the terms of this Agreement) and Section 12.13 shall not apply to any late payments of such accounts payable.

          8. Section 12.11 of the Asset Purchase Agreement is hereby amended and restated in its entirety as follow:

“Section 12.11. Entire Agreement. The Agreement as amended by Amendment No. 1 dated the Closing Date, together with the exhibits and schedules hereto, and the other Transaction Documents are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. The Agreement, together with the exhibits and schedules hereto, and the other Transaction Documents supersede all prior agreements and understandings between the parties with respect to such subject matter.”

          9. Ratification of Asset Purchase Agreement. Except as otherwise expressly provided by this Amendment, all of the terms and conditions of the Asset Purchase Agreement are hereby ratified and shall remain unchanged and continue in full force and effect.

          10. Headings. The headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meanings hereof.

          11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICT OF LAW PRINCIPLES THEREOF.

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          12. Consent to Jurisdiction and Service of Process. Each party (including the Seller Affiliate Group) to this Amendment hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Amendment or any agreements or transactions contemplated hereby shall only be instituted in the federal or state courts located in New York, New York and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party (including the Seller Affiliate Group) hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth or referred to in Section 12.1 of the Asset Purchase Agreement.

          13. WAIVER OF JURY TRIAL. EACH PARTY (INCLUDING THE SELLER AFFILIATE GROUP) HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (INCLUDING THE SELLER AFFILIATE GROUP) HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          14. Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

          15. Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in multiple originals by their authorized officers, all as of the date first above written.

POLO RALPH LAUREN CORPORATION

By:	/s/ GERALD M. CHANEY
	Name:	Gerald M. Chaney
	Title:	Senior Vice President, Finance & CFO

RL CHILDRENSWEAR COMPANY LLC

By:	/s/ SAMUEL C. SCHWAB
	Name:	Samuel C. Schwab
	Title:	President

SYLVIA COMPANY LLC

By:	/s/ SAMUEL C. SCHWAB
	Name:	Samuel C. Schwab
	Title:	President

LM SERVICES LLC

By:	/s/ SAMUEL C. SCHWAB
	Name:	Samuel C. Schwab
	Title:	President

CUNY ASSOCIATES LLC

By:	/s/ SAMUEL C. SCHWAB
	Name:	Samuel C. Schwab
	Title:	President

S. SCHWAB COMPANY, INCORPORATED

By:	/s/ SAMUEL C. SCHWAB

	Name:	Samuel C. Schwab
	Title:	President

SAMUEL SCHWAB

/s/ SAMUEL SCHWAB

DOUGLAS SCHWAB

/s/ DOUGLAS SCHWAB

TADD SCHWAB

/s/ TADD SCHWAB

AMY OWENS

/s/ AMY OWENS